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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                SEPTEMBER 9, 2004
                Date of Report (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE               001-31810               22-3720962
    (State or other     (Commission File Number)     (IRS Employer
      jurisdiction                                Identification No.)
   of incorporation)


55 MADISON AVENUE, SUITE 300, MORRISTOWN,             07960
                NEW JERSEY
 (Address of principal executive offices)           (Zip Code)


                                        973-290-0080
                    (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 9, 2004, the Audit Committee of the Board of Directors of Access Integrated Technologies, Inc. (the "Company") dismissed
PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm and engaged Eisner LLP ("Eisner") as its new independent registered public accounting firm.

      The audit reports of PwC on the Company's consolidated financial statements as of and for the fiscal years ended March 31, 2003 and March 31, 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      During the fiscal years ended March 31, 2003 and March 31, 2004 and through September 9, 2004, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to PwC's satisfaction would have caused PwC to make reference thereto in its reports on the consolidated financial statements for such years.

      No reportable events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the fiscal years ended March 31, 2003 and March 31, 2004 and through September 9, 2004.

      The Company has provided PwC with the above statements and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from PwC dated September 10, 2004 is filed as an exhibit to this Form 8-K.

      During the two fiscal years ended March 31, 2003 and March 31, 2004 and through September 9, 2004, the Company has not consulted with Eisner on any matter that (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or reportable information, as that term is described in Item 304(a)(1)(iv)(B) of Regulation S-B.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


EXHIBIT NO.       DESCRIPTION


16.1 Letter from PricewaterhouseCoopers LLP, dated September 10, 2004, regarding change in certifying accountants.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      ACCESS INTEGRATED TECHNOLOGIES, INC.


                              By:   /s/ Brian D. Pflug
                                    --------------------------------------------
                                    Brian D. Pflug
                                    Senior Vice President - Accounting & Finance
                                    (Principal Financial Officer)





Date:  September 14, 2004